UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
_____________________________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
______________________________________________________________________

Date of Report (Date of earliest event reported): November 22, 2011

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in charter)

DELAWARE	1-11083	04-2695240
(State or other	(Commission	(IRS employer
jurisdiction of	file number)	identification no.)
incorporation)

One Boston Scientific Place, Natick, Massachusetts	01760-1537
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:   (508) 650-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 22, 2011, Boston Scientific Corporation (the Company) announced U.S. Food and Drug Administration (FDA) approval for the PROMUS Element™ Plus Everolimus-Eluting Platinum Chromium Coronary Stent System, the Company's next-generation drug-eluting stent technology. The Company plans to begin marketing the product in the U.S. immediately.

The Company expects to record a pre-tax charge of approximately $40 milllion ($35 million after-tax) during the fourth quarter of 2011 as a result of the early approval and launch timing of the PROMUS Element Plus Stent System in the U.S. primarily related to inventory reserves which will impact gross margins. This charge was not included in the Company's previously issued financial guidance for the fourth quarter.

A copy of the Company's press release dated November 22, 2011 announcing the FDA approval of Promus Element Plus Stent System is included in this filing as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.    Description

99.1	Press Release issued by Boston Scientific Corporation dated November 22, 2011

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements may be identified by words like “should,” “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend” and similar words.  These forward-looking statements are based on the Company's beliefs, assumptions and estimates using information available to the Company at the time and are not intended to be guarantees of future events or performance.  These forward-looking statements include, among other things, statements regarding the Company's business plans, opportunities for operating profit improvement, future gross margin contributions, charges related to inventory reserves, product pipeline, new product launches and launch cadence, regulatory approvals, clinical trials, product performance and competitive offerings.  If the Company's underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by the Company's forward-looking statements.  These factors, in some cases, have affected and in the future (together with other factors) could affect the Company's ability to implement its business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this press release.  As a result, readers are cautioned not to place undue reliance on any of the Company's forward-looking statements.

Factors that may cause such differences include, among other things: future economic, competitive, reimbursement and regulatory conditions; regulatory approvals; new product introductions; launches and launch cadence; market conditions and acceptance of the Company's products; performance and perceived performance of the Company's products; clinical trials; demographic trends; intellectual property; litigation;

financial market conditions; and future business decisions made by the Company and its competitors.  All of these factors are difficult or impossible to predict accurately and many of them are beyond the Company's control.  For a further list and description of these and other important risks and uncertainties that may affect Boston Scientific's future operations, see Part I, Item 1A - Risk Factors in the Company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which the Company may update in Part II, Item 1A - Risk Factors in Quarterly Reports on Form 10-Q the Company has filed or will file hereafter.  The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements to reflect any change in our expectations or in events, conditions or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements.  This cautionary statement is applicable to all forward-looking statements contained in this document.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 23, 2011	BOSTON SCIENTIFIC CORPORATION

	By:	/s/ Vance R. Brown
Vance R. Brown
Vice President, Chief Corporate Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued by Boston Scientific Corporation dated November 22, 2011